                                                                    EXHIBIT 10.6


                                FIRST AMENDMENT
                                       TO
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") is dated as of the 16th day of July, 1998, and entered into among ASCENT ENTERTAINMENT GROUP, INC., a Delaware corporation (the "Borrower"), the Lenders signatory thereto, and NATIONSBANK, N.A., (successor by merger to NationsBank of Texas, N.A.), a national banking association, individually and as Administrative Agent (in such latter capacity, the "Administrative Agent").



                                  WITNESSETH:
                                  ----------

     WHEREAS, the Borrower, the Lenders, and the Administrative Agent entered into a Second Amended and Restated Credit Agreement, dated as of December 22, 1997 (as amended, restated, waived or otherwise modified from time to time, the "Credit Agreement"); and

     WHEREAS, the Lenders, the Administrative Agent, and the Borrower have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

     NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower the Lenders and the Administrative Agent agree as follows:

     SECTION 1.  Definitions.
                 -----------

     (a)  Definitions, Generally.  Unless specifically defined or redefined
          ----------------------
below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     (b)  Definition of Guarantor.  The definition of "Guarantor" in Article I
          -----------------------
on page 12 of the Credit Agreement shall be deleted in its entirety and the following shall be substituted in its stead:

          "Guarantors" shall mean: Ascent Sports Holdings, Ascent
           ----------
     Sports, Ascent Arena and Development Corporation, Ascent Arena
     Company, LLC, Ascent Arena Operating Company, LLC, Beacon, Beacon
     Music Publishing, Inc., Club Pictures, Inc. and Daily Double
     Music Co., and all other wholly owned direct or indirect
     Subsidiaries of the Borrower from time to time.
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     (c)  Definition of Non-Recourse Arena Financing.  The definition of "Non-
          ------------------------------------------
Recourse Arena Financing" in Article I on pages 17 and 18 of the Credit Agreement shall be deleted in its entirety and the following shall be substituted in its stead:

          "Non-Recourse Arena Financing" shall mean Indebtedness
           ----------------------------
     incurred by Ascent Arena Company, LLC or any Subsidiary of Ascent Arena Company, LLC (including any trust or other entity in which Ascent Arena Company, LLC has a beneficial interest) in connection with the financing of the Arena/Complex (I) as to which neither the Borrower nor any other Subsidiary of the Borrower (A) provides credit support (including any undertaking, agreement or instrument which would constitute Indebtedness) or has given or made other written assurances regarding repayment (except with respect to the limited construction Guarantee permitted by Section 6.01(e) hereof), (B) is directly or indirectly personally liable (except with respect to the limited construction Guarantee permitted by Section 6.01(e) hereof) or
     (C) constitutes the lender and (ii) the obligees of which will have recourse solely against the assets comprising such project (including rights under contracts to which the Ascent Arena Company, LLC or any Subsidiary of Ascent Arena Company, LLC is a party, such as a lessor under leases thereto) for repayment of the principal of and interest on such Indebtedness and fees, indemnities, expense reimbursements or other amounts of whatever nature accrued or payable in connection with such Indebtedness and that has terms and provisions reasonably satisfactory in form and substance to, and approved in writing by, the Administrative Agent in respect of the matters referred to in clause (I) or clause (ii) above.

     (d)  Definition of Operating and Management Agreement.  The following
          ------------------------------------------------
definition of "Operating and Management Agreement" is added to Article I on page 19 of the Credit Agreement:


          "Operating and Management Agreement" shall mean the
           ----------------------------------
     agreement between Ascent Arena Company, LLC and Ascent Arena Operating Company, LLC dated as of July 29, 1998, pursuant to which Ascent Arena Operating Company, LLC will provide certain management services to Ascent Arena Company, LLC with respect to the operation, maintenance and control of the Arena/Complex.


     SECTION 2.  Amendment to Section 6.01(c) of the Credit Agreement.  Section
                 ----------------------------------------------------
6.01(c) in Article VI on page 64 of the Credit Agreement shall be deleted in its entirety and the following Section 6.01(c) shall be substituted in its stead:


          (c) so long as there exists no Default or Event of Default both before and after giving effect to the incurrence of such Indebtedness, Ascent Arena Company, LLC or any Subsidiary of Ascent Arena Company, LLC may incur Non-Recourse Arena Financing;

     SECTION 3.  Amendment to Section 6.02(h) of the Credit Agreement.  Section
                 ----------------------------------------------------
6.02(h) in Article VI on page 66 of the Credit Agreement shall be deleted in its entirety and the following Section 6.02(h) shall be substituted in its stead:

          (h) Liens granted by Ascent Arena Company, LLC and any Subsidiary of Ascent Arena Company, LLC securing any permitted Non-Recourse Arena Financing or the City and County of Denver's interest in the Arena/Complex, but only to the extent such Liens are limited to the realty, fixtures, equipment and other assets comprising the Arena/Complex (including rights under contracts to which the Ascent Arena Company, LLC or any Subsidiary of Ascent Arena Company, LLC is a party, such as a lessor under leases relating thereto);

     SECTION 4.  Amendment to Section 6.04 of the Credit Agreement.  Section
                 -------------------------------------------------
6.04 in Article VI on page 68 of the Credit Agreement shall be amended by (I) deleting subsections (f) and (g) in their entirety, (ii) substituting the following Sections 6.04(f) and (g) in their stead, and (iii) adding a new section 6.04(h) before the final two "Notwithstanding" clauses as follows:

          (f) in addition to those permitted Investments in (a) through (e) above, so long as there exists no Default or Event of Default both before and after giving effect to any such Investment, other Investments made by the Borrower up to a maximum amount outstanding at any one time of $10,000,000, but no such Investment under this subsection (f) shall be made in On Command Corp.;

          (g) so long as there exists no Default or Event of Default both before and after giving effect to any such Investment, Investments made by Ascent Arena Company, LLC that constitute loans or advances to its member that is not the Borrower or any Subsidiary of the Borrower, but only in accordance with Arena Operating Agreement; and

          (h) so long as there exists no Default or Event of Default both before and after giving effect to any such Investment, Investments made by Ascent Arena Company, LLC in two new
     Subsidiaries: Ascent Arena Operating Company, LLC and the Denver Arena Trust, a Delaware business trust in which Ascent Arena Company, LLC has the beneficial interest, created to effectuate the Non-Recourse Arena Financing.

     SECTION 5.  Amendment to Section 6.05(b) of the Credit Agreement.  Section
                 ----------------------------------------------------
6.05(b) in Article VI on pages 68 and 69 of the Credit Agreement shall be deleted in its entirety and the following Section 6.05(b) shall be substituted in its stead:

          (b) sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets (whether now owned or hereafter acquired) or any amount of Capital Stock of any Subsidiary of the Borrower, except that (I) the Borrower and any Subsidiary of the Borrower may sell or dispose of inventory and obsolete equipment in the ordinary course of business, (ii) so long as there exists no Default or Event of Default both before and after giving effect thereto the Borrower or any of its Subsidiaries may (A) make an Asset Disposition, so long as (I) the cumulative aggregate consideration for all such Asset Dispositions after the date hereof shall not exceed $10,000,000, and (II) such assets are not used in the operation of the Nuggets Sub or the Avalanche Sub or the related Teams, and (B) in addition to Asset Dispositions permitted by subsection (A) above, make an Asset Disposition, so long as (I) the cumulative aggregate consideration for all such Asset Dispositions after the date hereof (but excluding the proceeds from sales of those assets described on Schedule 6.05
                                                      -------------
     hereto) shall not exceed $10,000,000 and (II) such assets are not used in the operation of the Nuggets Sub or the Avalanche Sub or the related Teams, (iii) so long as there exists no Default or Event of Default both before and after giving effect thereto the Borrower or any of its Subsidiaries may sell the Capital Stock described on Schedule 6.05 hereto, (iv) so long as there exists
                  -------------
     no Default or Event of Default both before and after giving effect thereto, the Borrower, Nuggets Sub or the Ascent Arena Company, LLC may convey the real estate used for the Arena/Complex to the City and County of Denver, (v) so long as there exists no Event of Default both before and after giving effect thereto, any Wholly Owned Subsidiary of the Borrower may transfer all or any part of its assets to the Borrower, (vi) so long as there exists no Default or Event of Default both before and after giving effect thereto, the Borrower may consummate the sale leaseback transaction described on Schedule 6.03 hereto,
                                             -------------
     (vii) so long as there exists no Default or Event of Default both before and after giving effect thereto, Borrower may sell, assign or otherwise dispose of those certain revenue contracts described on Schedule 6.05(b) hereto in connection with the Non-Recourse
        ----------------
     Arena Financing, and (viii) the Borrower may consummate an On Command Corp. Stock Sale. Notwithstanding anything to the contrary herein or in any other Loan Paper, under no circumstance may the Borrower or any Subsidiary of the Borrower sell, dispose of or transfer any of the Capital Stock owned by the Borrower, any Subsidiary of the Borrower or On Command Corp. and its Subsidiaries, except the Capital Stock described on Schedule 6.05
                                                         -------------
     hereto and pursuant to any On Command Corp. Stock Sale.

     SECTION 6.  Amendment to Section 6.06 of the Credit Agreement.  Section
                 -------------------------------------------------
6.06 in Article VI on page 69 of the Credit Agreement shall be deleted in its entirety and the following Section 6.06 shall be substituted in its stead:

     SECTION 6.06.  Dividends and Distributions; Restrictions on
                    --------------------------------------------
     Ability of Subsidiaries to Pay Dividends. The Borrower will not,
     ----------------------------------------
     and will not cause or permit any of its Subsidiaries to, declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of its Capital Stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary of the Borrower to purchase or acquire) any shares of any class of its Capital Stock or set aside any amount for any such purpose; provided, however, that (I) any Subsidiary of the Borrower may
     --------  -------
     declare and pay dividends or make other distributions to another Wholly Owned Subsidiary or to the Borrower, (ii) the Borrower may declare and pay dividends or make other distributions that consist solely of common stock of the Borrower, (iii) the Borrower may make redemptions or repurchases of its Capital Stock in connection with employee stock options upon termination of such employment, for an aggregate amount of consideration paid from and after the date hereof of up to $10,000,000, in connection with any employee stock option or incentive plans,
     (iv) the Borrower may make dividends of Preferred Stock in accordance with the terms and provisions of Section 6.01(g) hereof, (v) so long as there exists no Default or Event of Default both before and after giving effect to any such distribution, distributions by Ascent Arena Company, LLC to its member that is not the Borrower or its Subsidiary in accordance with the Arena Operating Agreement, and (vi) so long as there exist no Default or Event of Default both before and after giving effect to any such distribution, Borrower may distribute or otherwise convey the real estate used for the Arena/Complex to the Nuggets Sub.

     SECTION 7.  Amendment to Section 6.08 of the Credit Agreement.  Section
                 -------------------------------------------------
6.08 in Article VI on page 70 of the Credit Agreement shall be deleted in its entirety and the following Section 6.08 shall be substituted in its stead:

     SECTION 6.08.  Limitation on Restrictive Agreements. The Borrower
                    ------------------------------------
     will not, and will not cause or permit any of its Subsidiaries to, enter into any indenture, agreement, instrument, financing document or other arrangement which, directly or indirectly, contains any financial covenants or prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon: (a) the incurrence of Indebtedness, (b) the granting of Liens, (c) the making or granting of Guarantees, (d) the payment of dividends or distributions, (e) the purchase, redemption or retirement of any Capital Stock, (f) the making of loans or advances, (g) transfers or sales of property or assets (including Capital Stock) by the Borrower or any of its Subsidiaries, other than restrictions on the granting of Liens on, or the transfer of, assets that are encumbered by Liens permitted under clauses (b), (h) and (i) of
     Section 6.02 hereof with respect to the property or assets covered by such Lien only, or (h) the making of amendments, changes, waivers or consents with respect to this Agreement and the Loan Papers, provided that, notwithstanding the foregoing,
     (I) Nuggets Sub, Avalanche Sub, Ascent Arena Company, LLC and the Subsidiaries of Ascent Arena Company, LLC may enter into restrictive agreements relating solely to the Ascent Arena Company, LLC and the Subsidiaries of Ascent Arena Company, LLC and the Arena/Complex, each exclusively in connection with the Non-Recourse Arena Financing, the

     Arena/Complex or the interest of the City and County of Denver in the Arena/Complex acceptable to the Administrative Agent, (ii) Ascent Arena Company, LLC may enter into the Arena Operating Agreement, (iii) Ascent Arena Company, LLC and Ascent Arena Operating Company, LLC may enter into the Operating and Management Agreement, (iv)Beacon may enter into restrictive agreements relating solely to Beacon, its Subsidiaries and the related Motion Pictures invested in by Beacon and its Subsidiaries, each exclusively in connection with Non-Recourse Film Indebtedness, (v) the Borrower may enter into any such restrictive agreements relating to any Preferred Stock permitted under Section 6.01(g) hereof so long as no such restrictive agreement shall be effective or binding on the Borrower or any of its Subsidiaries until the earlier of (A) the Maturity Date and
     (B) the payment in full of the Obligations and the termination of the Commitments, and (vi) the Borrower may issue the Senior Notes and enter into the Senior Notes Documentation.

     SECTION 8.  Affirmation.  The Borrower hereby acknowledges and agrees that
                 -----------
nothing in this First Amendment shall affect the Borrower's obligations under the Credit Agreement or the other Loan Papers executed in connection therewith (except as specifically provided in this First Amendment), which remain valid, binding and enforceable, and except as amended hereby, unamended, or shall constitute a waiver by the Lenders of any of their rights or remedies, now or at any time in the future, with respect to any requirement under the Credit Agreement or the other Loan Papers or with respect to an Event of Default or Default, occurring now or at any time in the future.

     SECTION 9.  Conditions Precedent.  This First Amendment shall not be
                 --------------------
effective until

          (a) all proceedings of the Borrower taken in connection with this First Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and Lenders signatory hereto,

          (b) Ascent Arena Operating Company, LLC shall have executed a Guaranty of the Obligations, and the Administrative Agent shall have received all other Loan Papers and documentation required by it to satisfactorily evidence the Obligations,

          (c) the Administrative Agent shall have received an opinion of counsel to the Borrower in form and substance acceptable to it, as to the enforceability of this First Amendment and all the Loan Papers, and as to such other matters as requested by the Administrative Agent,

          (d) the Administrative Agent and Lenders shall have each received such documents, instruments, and certificates, copies of resolutions, etc., each in form and substance satisfactory to the Lenders, as the Lenders shall deem necessary or appropriate in connection with this First Amendment and the transactions contemplated hereby, and

          (e) reimbursement for Administrative Agent for Donohoe, Jameson & Carroll, P.C.'s reasonable fees and expenses rendered through the date hereof.

     SECTION 10.  Representations and Warranties.  The Borrower represents and
                  ------------------------------
warrants to the Lenders and the Administrative Agent that (a) this First Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement after giving effect to this First Amendment, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof after giving effect to this First Amendment, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect, and
(f) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower in connection with the execution of this First Amendment.

     SECTION 11.  Further Assurances.  The Borrower shall execute and deliver
                  ------------------
such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Agent, as the Administrative Agent or any Lender may deem reasonably necessary or appropriate in connection with this First Amendment.

     SECTION 12.  Counterparts.  This First Amendment and the other Loan Papers
                  ------------
may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

     SECTION 13.  PRIOR WAIVER; ENTIRE AGREEMENT.  THIS FIRST AMENDMENT AND THE
                  ------------------------------
OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     SECTION 14.  GOVERNING LAW.  (A)  THIS FIRST AMENDMENT AND ALL LOAN PAPERS
                  -------------
SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS FIRST AMENDMENT AND ALL LOAN PAPERS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT THE COURTS OF

TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

     (B) THE BORROWER AND EACH SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY THE BORROWER. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     SECTION 15.  WAIVER OF JURY TRIAL.  TO THE MAXIMUM EXTENT PERMITTED BY LAW,
                  --------------------
THE BORROWER, EACH SUBSIDIARY AND EACH LENDER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS FIRST AMENDMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.


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                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
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                                       8

IN WITNESS WHEREOF, this First Amendment to Credit Agreement is executed as of the date first set forth above.



BORROWER:                     ASCENT ENTERTAINMENT GROUP, INC.


                              By:  /s/ James A.Cronin, III
                                   ----------------------------------------
                              Name: James A. Cronin, III
                              Its: Executive Vice President, Chief Operating Officer and Chief Financial Officer


LENDERS: NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Agent, and individually as a Lender


                              By:  /s/ Roselyn M. Reid
                                   ----------------------------------------
                              Name: Roselyn M. Reid
                              Its:  Vice President


                              KEYBANK NATIONAL ASSOCIATION


                              By:  /s/ Richard J. Ameny, Jr.
                                   ----------------------------------------
                              Name: Richard J. Ameny, Jr.
                              Its:  Assistant Vice President


                              PARIBAS (formerly BANQUE PARIBAS)


                              By:  /s/ David J. Pastre / Thomas G. Brandt
                                   ---------------------------------------
                              Name: David J. Pastre / Thomas G. Brandt
                              Its:  Vice President  /  Director

                              NATEXIS BANQUE - BFCE


                              By:  /s/ Iain A. Whyte
                                   ----------------------------------------
                              Name: Iain A. Whyte
                              Its:  Vice President

                                       10